UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
350 Mission Street, 10th Floor
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.000001 per share	YELP	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 9, 2023, Yelp Inc. (the "Company") held its 2023 Annual Meeting of Stockholders (the "Annual Meeting") via a live audio webcast. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2023 (the “Proxy Statement”). There were 69,486,006 shares of the Company’s common stock outstanding on April 11, 2023, the record date for the Annual Meeting. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter, and, if applicable, the number of abstentions and broker non-votes with respect to each matter.
Each of the nine nominees for director was elected to serve until the Company’s 2024 Annual Meeting of Stockholders, or until his or her successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
Fred D. Anderson, Jr.	55,843,033	1,598,385	—	6,602,396	97.2%
Christine Barone	57,047,856	393,562	—	6,602,396	99.3%
Robert Gibbs	55,956,784	1,484,634	—	6,602,396	97.4%
George Hu	57,044,108	397,310	—	6,602,396	99.3%
Diane Irvine	55,870,717	1,570,701		6,602,396	97.3%
Sharon Rothstein	56,723,772	717,646	—	6,602,396	98.8%
Jeremy Stoppelman	56,887,780	553,638	—	6,602,396	99.0%
Chris Terrill	56,708,881	732,537	—	6,602,396	98.7%
Tony Wells	57,038,222	403,196	—	6,602,396	99.3%
The Company’s stockholders ratified the Audit Committee of the Board's selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
63,582,459	435,716	25,639	—	99.3%
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The complete voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
54,982,389	2,425,281	33,748	6,602,396	95.7%
The Company’s stockholders rejected the stockholder proposal to require stockholder consent for certain advance notice bylaw amendments as disclosed in the Proxy Statement. The complete voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
11,563,613	45,818,377	59,428	6,602,396	20.1%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 15, 2023	YELP INC.
		By:	/s/ David Schwarzbach
David Schwarzbach
Chief Financial Officer